                          AIM V.I. BASIC BALANCED FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                              AIM V.I. LEISURE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND

                             SERIES I AND II SHARES


                         Supplement dated July 10, 2007
                       to the Prospectus dated May 1, 2007



The following information is added as a new fourth paragraph under the heading "FUND MANAGEMENT - THE ADVISOR" of the prospectus:

"The fund expects that the SEC will, in the near future, provide notice to the public that it has approved the distribution methodology (the "IDC Plan") determined by AIM's independent distribution consultant, as described above, and that payments from the two fair funds described above may be distributed in accordance with the terms of the IDC Plan. AIM has informed the fund that, as soon as practicable upon the SEC's issuance of such notice, AIM intends to make or cause to be made available further details regarding the IDC Plan and planned distributions thereunder on AIM's website, available at http://www.aiminvestments.com. AIM's website is not a part of the fund's prospectus. While the fund expects that the SEC will make the above-described notice available in the near future, neither AIM nor the fund is able to guarantee this or make any specific representation as to the actual timing of such notice's availability."